UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 30, 2010
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01. Regulation FD Disclosure.
     On June 1, 2010, we issued a press release announcing that the Minerals Management Service issued a Notice to Lessees on May 30, 2010 directing lessees and operators to cease drilling all new deepwater wells on federal leases in the Gulf of Mexico for six months. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing
Item 8.01. Other Events.
     The Minerals Management Service issued a Notice to Lessees (“NTL”) on May 30, 2010 directing lessees and operators to cease drilling all new deepwater wells on federal leases in the Gulf of Mexico for six months. For purposes of this six-month deepwater moratorium (“NTL Moratorium”), “deepwater” means depths greater than 500 feet. This NTL Moratorium will delay drilling of our second well (Vili) in our Amberjack drilling program.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press release dated June 1, 2010, “Stone Energy Corporation Announces Update from MMS Moratorium.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: June 2, 2010	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 1, 2010, “Stone Energy Corporation Announces Update from MMS Moratorium.”